Exhibit 21.1

WEATHERFORD INTERNATIONAL LTD. List of Subsidiaries and Affiliates
Name	Jurisdiction
315613 Alberta Ltd.	Canada
721260 Alberta Ltd.	Canada
Advanced Syngas Technologies	Canada
Advantage R&D, Inc.	Delaware
Air Drilling Services de Venezuela, C.A.	Venezuela
Aither Engineering, Inc.	Maryland
Al Shaheen Weatherford	Qatar
Algerian Oilfield Services S.p.A.	Algeria
Alpine Oil Services (Cyprus) Limited	Cyprus
Alpine Oil Services Inc.	North Dakota
Alpine Oil Services International Limited	Barbados
Ampscot Overseas Petroleum Equipment Co., LLC	Oman
AO Kompaniya Geofizicheskiye Issledovaniya Skvazhin	Kazakhstan
APT Exit AS	Norway
Aquatronic Limited	Scotland
Artex Bolivia S.A.	Bolivia
Astec Developments Limited	Scotland
Auslog Pty Ltd	Australia
Australian Logging Services Pty. Ltd.	Australia
Australian Technical Solutions Pty. Ltd.	Australia
B. D. Kendle Engineering Limited	England
Bakke Technology AS	Norway
BBL Downhole Tools Limited	Scotland
BEI, SAS	France
Belorusskoe Upravlenie po Povysheniyu Nefteotdachi Plastov i Kapitalnomu Remontu Skvazhin	Russian Federation
Benmore In-Depth Corp.	Texas
BFG Investments Ltd.	British Virgin Islands
Bios Developments Limited	England
Bluecord Limited	Cyprus
Borets International Ltd.	British Virgin Islands
Borets-Weatherford do Brasil Ltda.	Brazil
Brit Bit Limited	Scotland
Calumet Petroleum Services, S.A.	Venezuela
Canam Equipment Holdings, S.A. de C.V.	Mexico
Cardium Investments (Barbados) Limited	Barbados
Cardium Tool International Limited	Barbados
Case Services, Inc.	Texas
Chengdu Minjiang Weatherford Petroleum Machinery Manufacture Co., Ltd.	China
Chernogornefteservice, LLC	Russian Federation
CJSC "Aquatic"	Russian Federation
CJSC "Neftemashvnedrenie"	Russian Federation
Cleanmex Oil and Gas, S.A. de C.V.	Mexico
Clearwater International, L.L.C.	Delaware
Colombia Petroleum Services Corp.	Delaware
Columbia Oilfield Supply, Inc.	Delaware
Communication Rentals Limited	Scotland
Contra-Shear Separation Technologies Limited	New Zealand
CRC-Evans Automatic Welding, Inc.	Texas
Crocker Data Processing Pty Ltd	Australia
CTC Empresa Tecnica e Comercial de Equipamentos Ltda.	Brazil
CWA Consultores & Servicos de Petroleo Ltda.	Brazil
Cygnet Automation, Inc.	Delaware
Cygnet Software, Inc.	Delaware
D.L. RESEARCH LTD.	Canada
Dailey IDS Limited	Scotland
Dailey International Sales Corporation	Delaware
Datalog Acquisition Cayman	Cayman Islands
Datalog Acquisition, LLC	Delaware
Datalog de Mexico S.A. de C.V.	Mexico
Datalog De Venezuela SA	Venezuela
Datalog Ecuador S.A.	Ecuador
Datalog Servicos de Petroleo do Brasil Ltda.	Brazil
Desert Asset Holdings Inc.	British Virgin Islands
Desert Rig Operations, Inc.	Cayman Islands
Design Engineering Limited	Scotland
Dinamica de Servicios DINSERV, S.A. de C.V.	Mexico
Dinamica del Suroeste, S.A. de C.V.	Mexico
Dinamica Isla del Carmen, S.A. de C.V.	Mexico
Directional Wireline Engineering Services (Nigeria) Limited	Nigeria
Discovery Logging, Inc.	Texas
Disiford Energia, S.A. de C.V.	Mexico
Dongying Shengli-Highland Company Ltd.	China
Downhole Technology Limited	Scotland
Drilling Research & Development Corporation	Texas
DSK Inc.	Colorado
e2 Tech Limited	England
Eastern ACS Lab Private Limited	India
Edinburgh Petroleum Equipment Limited	Scotland
Edinburgh Petroleum Services Americas Incorporated	Texas
Edinburgh Petroleum Services de Mexico S.A. de C.V.	Mexico
Edinburgh Petroleum Services de Venezuela, C.A.	Venezuela
Edinburgh Petroleum Services Limited	Scotland
Emirates Link Reslab (EL ResLab LLC) Limited Liability Company	United Arab Emirates
Energy Ventures (Cyprus) Ltd.	Cyprus
Energy Ventures Far East Limited	Hong Kong
Enterra Patco Oilfield Products Incorporated	Texas
Enterra Rental and Fishing Company	Delaware
eProduction Solutions, Inc.	Texas
EVI (Barbados), SRL	Barbados
EVI de Venezuela, S.A.	Venezuela
EVI Weatherford, Inc.	Delaware
Expio Limited	Scotland
Fattah, LLC	Azerbaijan
Fishing Services Limited	Scotland
Fleet Cementers, Inc.	Texas
G & E Consultants Ltd.	Nevada
Gabas Omni Petroleum Services Ltd.	Saudi Arabia
General Pipe Service Bolivia S.R.L.	Bolivia
Global Drilling Corporativo, S.A. de C.V.	Mexico
Global Drilling Fluids de Mexico, S.A. de C.V.	Mexico
Hamdeen (U.K.) Limited	Scotland
Helix Equipment Leasing Limited	British Virgin Islands
High Pressure Integrity, Inc.	Louisiana
Hongda Weatherford Petroleum Equipment Co., Ltd.	China
Houston Well Screen Asia Pte. Ltd.	Singapore
Houston Well Screen Company	Texas
IL Services Sdn. Bhd.	Malaysia
ILEXIA Investments Limited	Cyprus
ILI Acquisition, LLC	Delaware
ILI Technology Limited	United Kingdom
Impact Drilling Solutions Inc.	Texas
Impact Solutions Group Limited	United Kingdom
Independent Integrated Services Limited	Scotland
In-Depth Systems, Inc.	Texas
Industrial Weatherford International de Chile S.A.	Chile
Integridad Mexicana del Norte, S. de R.L. de C.V.	Mexico
Integrity Delaware Holdco, Inc.	Delaware
Integrity Delaware, LLC	Delaware
International Drilling & Integrated Services Ltd	British Virgin Islands
International Logging do Brasil Ltda.	Brazil
International Logging LLC	California
International Logging Mediterranean Services, Ltd.	Cyprus
International Logging Netherlands B.V.	Netherlands
International Logging Oilfield Data Services Ltd.	Nigeria
International Logging Overseas Ltd.	Cayman Islands
International Logging S.A., LLC	Nevada
International Logging Services Pte. Ltd.	Singapore
International Logging Technology Limited	United Kingdom
International Nitrogen Services, LLC	Delaware
International Oil & Gas Equipment Trading Company FZC	United Arab Emirates
International Petroleum Equipment Limited	Scotland
International Petroleum Services, Inc.	Delaware
ISG Secure Drilling Holdings Limited	England & Wales
Isologica Software, Inc.	California
Isotech Laboratories, Inc.	Illinois
J.D. Investments Bonaire N.V.	Netherlands Antilles
Johnson Filtration Systems SAS	France
Johnson Screens (Australia) Pty. Ltd.	Australia
Johnson Screens (India) Private Limited	India
Johnson Screens Japan Limited	Japan
Johnson Screens Ltda.	Brazil
Johnson Screens Peru S.A.C.	Peru
Johnson Screens, Inc.	Delaware
Key International Drilling Company Limited	Bermuda
Kobe International Ltd.	Bahamas
Kopp International Pipeline Services and Partners LLC	Oman
Land Drilling Asset Holdings Inc.	British Virgin Islands
Linkbird Limited	Cyprus
LxData Inc./LxDonnees Inc.	Canada
LxSix Systems, Inc.	Delaware
M.A.IND. S.R.L.	Italy
McAllister Petroleum Services (Cyprus) Limited	Cyprus
MCC Chemicals (Middle East) FZC	United Arab Emirates
McMurry-Macco (UK) Limited	England
Meyer & Associates, S.A. de C.V.	Mexico
Mid-Europe Supply Limited	Scotland
Morrison McLean Associates Limited	Scotland
Nahuelco S.A.	Chile
Nahuelco, S.A.	Argentina
Nizhnevartovskburneft, CJSC	Russian Federation
North Africa Diversified Services Company	Tunisia
North Africa Sales (BVI) Ltd.	British Virgin Islands
NPRS-1, LLC	Russian Federation
Offshore Rentals Deutschland GmbH	Germany
Offshore Rentals Limited	Scotland
Oil Field Rental Holdings Limited	England
Oilfield Machine Shop and Inspection Services Company SPA	Algeria
Oilpatch Enterprises Internacional, S. de R.L. de C.V.	Mexico
Oilwell Production Services Limited	Scotland
Omni Laboratories de Venezuela, C.A.	Venezuela
Omni Laboratories of Canada, Inc.	Canada
Omni Laboratorios do Brasil Ltda.	Brazil
Operadora de Campos de Poza Rica DWF S.A. de C.V.	Mexico
Operadora de Campos DWF S.A. de C.V.	Mexico
Orenburgburneft, CJSC	Russian Federation
Orogenic Geologging Sdn. Bhd.	Malaysia
Orwell Group De Venezuela C.A.	Venezuela
Orwell Group Limited	Scotland
P Chem, Inc.	Texas
P.D. Drilling Holdings Inc.	Barbados
P.D. Technical Services Inc.	Barbados
PD Global Employment Corporation	Canada
PD Holdings (USA), L.P.	Delaware
PD International Leasing Inc.	Barbados
PD International Services Inc.	Canada
PD International, LLC	Texas
PD Mexicana, S. de R.L. de C.V.	Mexico
PD Oilfield Services Mexicana, S. de R.L. de C.V.	Mexico
Petco Fishing & Rental Tools (UK) Limited	Scotland
Petroline Wellsystems Limited	Scotland
Petrowell Caspian Limited	Scotland
Petrowell Limited	Scotland
Polar Completions (U.S.) Inc.	Delaware
Powell Engineering Company Limited	England
Powerflo Rentals (Dubai) LLC	United Arab Emirates
Powerflo Rentals Limited	Scotland
Powerflo Systems Limited	England
PowerGEN Rentals Limited	Scotland
Precision Drilling (Cyprus) Limited	Cyprus
Precision Drilling (Dorood) Kish PJSC	Iran (Islamic Republic of)
Precision Drilling (Egypt) Limited Liability Company	Egypt
Precision Drilling de Venezuela, C.A.	Venezuela
Precision Drilling GP, Inc.	Delaware
Precision Drilling Holdings, Inc.	Delaware
Precision Drilling International B.V.	Netherlands
Precision Drilling LP, Inc.	Delaware
Precision Drilling Services (Malaysia) Sdn. Bhd.	Malaysia
Precision Drilling Services (Netherlands) B.V.	Netherlands
Precision Drilling Services (Thailand) Ltd.	Thailand
Precision Drilling Services (UK) Ltd.	United Kingdom
Precision Drilling Services Algeria EURL	Algeria
Precision Drilling Services Argentina S.A.	Argentina
Precision Drilling Services M.E. W.L.L.	United Arab Emirates
Precision Drilling Services Saudi Arabia Company Limited	Saudi Arabia
Precision Drilling Technology Services Group (USA) Inc.	Delaware
Precision Energy International Ltd.	Canada
Precision Energy Services (Australia) Pty. Ltd.	Australia
Precision Energy Services (Barbados) Ltd.	Barbados
Precision Energy Services (BVI) Ltd.	British Virgin Islands
Precision Energy Services (Cyprus) Limited	Cyprus
Precision Energy Services (New Zealand) ULC	New Zealand
Precision Energy Services (Singapore) Pte. Ltd.	Singapore
Precision Energy Services CIS, LLC	Russian Federation
Precision Energy Services Colombia Ltd.	Canada
Precision Energy Services Saudi Arabia Co. Ltd.	Saudi Arabia
Precision Energy Services ULC	Canada
Precision Energy Services, Inc.	Delaware
Precision Holdings (UK) Limited	United Kingdom
Precision Middle East Holding Ltd.	British Virgin Islands
Precision Oilfield Services, LLP	Texas
Precision Pacific Holding (BVI) Ltd.	British Virgin Islands
Precision USA Holdings, Inc.	Delaware
Premier Drilling de Mexico, S. de R.L. de C.V.	Mexico
Procesadora de Quimicos PROQUIM, S.A. de C.V.	Mexico
Project Management Services, S. de R.L. de C.V.	Mexico
Proserv Group Inc.	Delaware
PT Hawes Utama Indonesia	Indonesia
PT International Logging Indonesia	Indonesia
PT. Precision Energy Services Indonesia	Indonesia
PT. Weatherford Indonesia	Indonesia
PT. Wira Insani	Indonesia
Pump Rentals (International) Limited	Scotland
Pyrosul International Inc.	Canada
QB Oilfield Technologies Sdn. Bhd.	Malaysia
Quality Commissioning Limited	Scotland
Quality Machining Services Limited	Scotland
R.S.T. Projects Limited	Scotland
Reeves Oilfield Services Ltd.	United Kingdom
Reeves Wireline Investments Limited	United Kingdom
Reeves Wireline Services Limited	United Kingdom
Reeves Wireline Services u. Co. GmbH	Germany
Reeves Wireline Technologies Limited	United Kingdom
ResLab Trinidad & Tobago Limited	Trinidad and Tobago
Richdear Holdings Limited	Cyprus
Rig Transport International (BVI) Ltd.	British Virgin Islands
Russell Oil Exploration Ltd.	United Kingdom
S.C. Foserco S.A.	Romania
S.P.T. Synergic Petroleum Technologies S.A.	Argentina
Saddr Oilfield Services Kish Private Joint Stock Company	Iran (Islamic Republic of)
Screenex Manufacturing (Proprietary) Limited	South Africa
Secure Drilling Holding Ltd.	Bermuda
Secure Drilling Holdings L.L.C.	Delaware
Secure Drilling International, L.P.	Bermuda
Secure Drilling, L.P.	Delaware
Servicios Avanzados de Perforacion, S. de R.L. de C.V.	Mexico
Servicios Petroleros Equipat S.A.	Argentina
Seven Energy (Hong Kong) Limited	Hong Kong
Seven Energy LLC	Delaware
Sicom Solutions, LLC	Texas
SIWA Petroleum DMCC	United Arab Emirates
Smart Stabilizer Systems Limited	United Kingdom
Stealth Oil & Gas, Inc.	Delaware
STU, LLC	Russian Federation
Sunbreeze Limited	Cyprus
Sunita Hydrocolloids Private Limited	India
Swelltec Limited	Scotland
Syrgis Holdings, Inc.	Delaware
Tank Rentals Limited	Scotland
Tech 21 Engineering Solutions Limited	Scotland
Tech Line Oil Tools, Inc.	Delaware
Techcorp Industries International Incorporated	Barbados
Techinformservice, LLC	Russian Federation
Teress Properties, LLC	Azerbaijan
Tooke Rockies, Inc.	Wyoming
Trecote Consulting Limited	Cyprus
TUBAFOR MAROC S.A.R.L.	Morocco
Tubefuse Applications B.V.	Netherlands
TubeTek Sdn Bhd	Brunei Darussalam
UKRS, LLC	Russian Federation
UnaChem Limited	British Virgin Islands
United Precision Drilling Company W.L.L.	Kuwait
Valkyrie Commissioning Services, Inc.	Texas
Van der Horst U.S.A., Inc.	Delaware
Visean Information Services Inc.	Texas
Visean Information Services Pty Ltd	Australia
Visual Systems, Inc.	California
Warrior Well Services, Inc.	Illinois
Weatherford - CER LLP	Kazakhstan
Weatherford (B) Sdn. Bhd.	Brunei Darussalam
Weatherford (China) Energy Services Co., Ltd.	China
Weatherford (Cyprus) Limited	Cyprus
Weatherford (G.B.) LLP	Scotland
Weatherford (Malaysia) Sdn. Bhd.	Malaysia
Weatherford (Nova Scotia) ULC	Canada
Weatherford (PTWI), L.L.C.	Delaware
Weatherford (Sichuan) Petrochemical Equipment Co., Ltd.	China
Weatherford (Wira Insani), L.L.C.	Delaware
Weatherford Abu Dhabi, Limited	Cayman Islands
Weatherford Acquisition L.L.C.	Delaware
Weatherford Al-Rushaid Co. Ltd.	Saudi Arabia
Weatherford Americas Comercio LLC	Delaware
Weatherford Americas Industria LLC	Delaware
Weatherford Angola Services (BVI) Ltd.	British Virgin Islands
Weatherford Angola Wellscreen Applications Ltd.	British Virgin Islands
Weatherford Angola, Limitada	Angola
Weatherford Artificial Lift Systems Canada Ltd.	Canada
Weatherford Artificial Lift Systems, Inc.	Delaware
Weatherford Asia Pacific Pte. Ltd.	Singapore
Weatherford Atlas-GIP S.A.	Romania
Weatherford Australia Holding Pty. Limited	Western Australia
Weatherford Australia Pty. Limited	Western Australia
Weatherford Azerbaijan Holdings (BVI) Ltd.	British Virgin Islands
Weatherford Bakke AS	Norway
Weatherford Bermuda Holdings Ltd.	Bermuda
Weatherford Bin Hamoodah L.L.C.	United Arab Emirates
Weatherford Business Service LLC	Russian Federation
Weatherford Canada Ltd.	Canada
Weatherford Canada Partnership	Canada
Weatherford Capital Management Services Limited Liability Company	Hungary
Weatherford Capital Management Switzerland Ltd.	Cayman Islands
Weatherford Central Europe Supply Services sp. z o.o.	Poland
Weatherford Chisholm Trail Holding, LLC	Texas
Weatherford Colombia Limited	British Virgin Islands
Weatherford Completion Systems (UK) Limited	Scotland
Weatherford Completion Systems de Venezuela S.A.	Venezuela
Weatherford CSG Drilling Pty Ltd	Australia
Weatherford Danmark AS	Denmark
Weatherford de Mexico, S. de R.L. de C.V.	Mexico
Weatherford del Peru S.R.L.	Peru
Weatherford Deutsche Holding (Canada) ULC	Canada
Weatherford DIS Manufacturing (UK) Limited	Scotland
Weatherford Drilling and Production Services (India) Private Limited	India
Weatherford Drilling International (Australia) Pty Ltd	Australia
Weatherford Drilling International (BVI) Ltd.	British Virgin Islands
Weatherford Drilling International (Oman) LLC	Oman
Weatherford Drilling International Bahrain W.L.L.	Bahrain
Weatherford Drilling International Holdings (BVI) Ltd.	British Virgin Islands
Weatherford East Europe Service GmbH	Germany
Weatherford Ecuador S.A.	Ecuador
Weatherford Energy Services GmbH	Germany
Weatherford Energy Services Hungary Limited Liability Company	Hungary
Weatherford Energy Services S. de R.L. de C.V.	Mexico
Weatherford Engineered Chemistry Canada Ltd.	Canada
Weatherford Equipment (Cyprus) Limited	Cyprus
Weatherford Eurasia B.V.	Netherlands
Weatherford Eurasia Limited	England
Weatherford European Holdings (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Financing (Cyprus) Limited	Cyprus
Weatherford Financing (Luxembourg) S.a.r.l.	Luxembourg
Weatherford France SAS	France
Weatherford GDC Holding, LLC	Delaware
Weatherford Global Products Limited	Cyprus
Weatherford HCC Holdings (Luxembourg) S.a r.l.	Luxembourg
Weatherford Holding (Gibraltar) Limited	Gibraltar
Weatherford Holding (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Holding B.V.	Netherlands
Weatherford Holding GmbH	Germany
Weatherford Holding Middle East Ltd.	British Virgin Islands
Weatherford Holdings (Belgium) BVBA	Belgium
Weatherford Holdings (BVI) Ltd.	British Virgin Islands
Weatherford Holdings (Cyprus) Limited	Cyprus
Weatherford Holdings (HWSA) Ltd.	British Virgin Islands
Weatherford Holdings (RUS) LLC	Russian Federation
Weatherford Holdings (Singapore) Pte. Ltd.	Singapore
Weatherford Holdings (WAPL) Ltd.	British Virgin Islands
Weatherford Holdings Mexico, S. de R.L. de C.V.	Mexico
Weatherford Holdings U.K. Ltd.	Scotland
Weatherford IDS USA, L.L.C.	Delaware
Weatherford Industria e Comercio Ltda.	Brazil
Weatherford Industrial Valves, L.L.C.	Louisiana
Weatherford Intermediate Holdings (BB) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (HWSA) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (KSP) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (Norge) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (OP) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (PPH) Ltd.	Bermuda
Weatherford Intermediate Holdings (PTWI) S.a r.l.	Luxembourg
Weatherford Intermediate Holdings (WAPL) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WBSB) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WDPS) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WE Cyprus) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WIPE) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WMEX) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WMSB) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WOP) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WOS) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WOTME) Ltd.	Bermuda
Weatherford Intermediate Holdings (WSL) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WTS) Ltd.	Bermuda
Weatherford Intermediate Holdings (WWSI) Ltd.	British Virgin Islands
Weatherford International (Luxembourg) Holdings S.a.r.l.	Luxembourg
Weatherford International de Argentina S.A.	Argentina
Weatherford International Eastern Europe SRL	Romania
Weatherford International Holdings Pty Ltd	Australia
Weatherford International Ltd.	Switzerland
Weatherford International Ltd.	Bermuda
Weatherford International, Inc.	Delaware
Weatherford Investment (Gibraltar) Limited	Gibraltar
Weatherford Investment (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Investments Holding, B.V.	Netherlands
Weatherford Ireland Financing Limited	Ireland
Weatherford JSB LLC	Delaware
Weatherford Kazakhstan Limited Liability Partnership	Kazakhstan
Weatherford Kopp GmbH	Germany
Weatherford KSP Company Limited	Thailand
Weatherford Laboratories (Australia) Pty Ltd	Australia
Weatherford Laboratories (Canada) Ltd.	Canada
Weatherford Laboratories (Muscat) L.L.C.	Oman
Weatherford Laboratories (Norway) AS	Norway
Weatherford Laboratories (NZ) Limited	New Zealand
Weatherford Laboratories (Thailand) Ltd.	Thailand
Weatherford Laboratories (UK) Limited	England & Wales
Weatherford Laboratories de Mexico, S.A. de C.V.	Mexico
Weatherford Laboratories of Trinidad Limited	Trinidad and Tobago
Weatherford Laboratories, Inc.	Texas
Weatherford Laboratorios (Brasil) Ltda.	Brazil
Weatherford Landslide Holdings, LLC	Delaware
Weatherford Latin America, Inc.	Panama
Weatherford Latin America, S.A.	Venezuela
Weatherford Libya Holdings (BVI) Ltd.	British Virgin Islands
Weatherford Limited Partner, L.L.C.	Delaware
Weatherford Liquidity Management Hungary Limited Liability Company	Hungary
Weatherford Liquidity Management Switzland Ltd.	Cayman Islands
Weatherford Luxembourg S.a.r.l.	Luxembourg
Weatherford Management, Inc.	Delaware
Weatherford Manufacturing and Services Limited	United Arab Emirates
Weatherford Mauritius Holdings Ltd.	Mauritius
Weatherford ME Holdings Ltd.	British Virgin Islands
Weatherford Mediterranea S.p.A.	Italy
Weatherford New Zealand Limited	New Zealand
Weatherford Nigeria Limited	Nigeria
Weatherford Norge AS	Norway
Weatherford O.R. Limited	Scotland
Weatherford Oil Tool Gesellschaft M.B.H.	Austria
Weatherford Oil Tool GmbH	Germany
Weatherford Oil Tool Middle East Limited	British Virgin Islands
Weatherford Oil Tool Nederland B.V.	Netherlands
Weatherford Oilfield Equipment & Services, Inc.	Delaware
Weatherford Oilfield Equipment (Tianjin) Limited	China
Weatherford Operations LLC	Uzbekistan
Weatherford Overseas Products, Ltd.	Cayman Islands
Weatherford Overseas Services, Ltd.	Cayman Islands
Weatherford P&SS, CJSC	Russian Federation
Weatherford Petroleum Consultants AS	Norway
Weatherford Pipeline Services Espana, S.L.	Spain
Weatherford Poland Sp.Zo.o	Poland
Weatherford Portfolio Management Services Limited Liability Company	Hungary
Weatherford Product & Leasing (BVI) Limited	British Virgin Islands
Weatherford Production Optimisation (UK) Limited	Scotland
Weatherford Products & Equipment (Singapore) Pte. Ltd.	Singapore
Weatherford Saudi Arabia Limited	Saudi Arabia
Weatherford Services and Rentals Ltd.	British Virgin Islands
Weatherford Services S. de R.L.	Panama
Weatherford Services, Ltd.	Bermuda
Weatherford Solutions Sdn. Bhd.	Malaysia
Weatherford Sondaj Hizmetleri Limited Sirketi	Turkey
Weatherford South Africa (Pty) Ltd	South Africa
Weatherford South America, L.L.C.	Delaware
Weatherford Specialty Services de Mexico S.A de C.V.	Mexico
Weatherford Specialty Services, L.L.C.	Texas
Weatherford Surface Logging Systems (Canada) Ltd.	Canada
Weatherford Switzerland Trading and Development GmbH	Switzerland
Weatherford Syngas Investments Ltd.	Canada
Weatherford Technical Services Limited	British Virgin Islands
Weatherford Technologies (Singapore) Pte. Ltd.	Singapore
Weatherford Trinidad Limited	Trinidad and Tobago
Weatherford U.K. Limited	England
Weatherford U.S. Holdings, L.L.C.	Delaware
Weatherford U.S. Investment, LLC	Delaware
Weatherford U.S., L.P.	Louisiana
Weatherford Ukraine, LLC	Ukraine
Weatherford Unidades de Bombeio Ltda.	Brazil
Weatherford Vietnam LLC	Viet Nam
Weatherford Well Screen Ireland Limited	Ireland
Weatherford Worldwide Holdings GmbH	Switzerland
Weatherford, LLC	Russian Federation
Weatherford/Lamb, Inc.	Delaware
Wedge Wire Industria e Comercio de Filtros Ltda.	Brazil
WellCat Services International, LLC	Texas
Wellserv Limited	Scotland
WESP SPA	Algeria
West Coast International Oilfield Rentals B.V.	Netherlands
WEUS Holding, Inc.	Delaware
WFO S.A. de C.V.	Mexico
WFT Technologies, LLC	Russian Federation
WI Products and Equipment, Inc.	Cayman Islands
WII Rental Company	Delaware
WPA S.A. de C.V.	Mexico
WUS Holding, L.L.C.	Delaware
Zibo Hongyang Weatherford Oilfield Equipment Co., Ltd.	China
Zimec Ltda.	Brazil
Zonebrook Limited	Cyprus
Zonecrest Limited	Cyprus